SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported) March 17, 2003
                                                 --------------


                         ALEC BRADLEY CIGAR CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                     0-32137                 65-0701352
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(State or other jurisdiction       (Commission File          (IRS Employer
      or incorporation)                 Number)           Identification No.)


                1750 N.W. 65th Avenue, Plantation, Florida 33313
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (954) 321-5991
                                                   --------------


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          (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         ---------------------------------------------

         Alec Bradley Cigar Corporation (the "Registrant") has dismissed Jaffe, Kaufman & Sarbey, LLC ("JKS").

         (a)      Previous Independent Accountants.

                  (i) Effective March 17, 2003, the Registrant dismissed JKS as the principal accountants to audit Registrant's financial statements.

                  (ii) The reports of JKS on the financial statements of Registrant for the past fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                  (iii) The decision to dismiss JKS was recommended by management and approved by the Registrant's Board of Directors (the Registrant currently has no formal Audit Committee).

                  (iv) In connection with its audit for the most recent fiscal year and including the interim period up to and including the date of dismissal, there have been no disagreements with JKS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of JKS would have caused them to make reference thereto in their report on the financial statements for such years.

                  (v) During the most recent fiscal year and including the interim period up to and including the date of dismissal, the Registrant has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

         The Registrant requested JKS furnish a letter addressed to the Securities and Exchange Commission stating whether or not JKS agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated March 17, 2003, is filed as Exhibit 16.1 to this Form 8-K.

         (b)      Engagement of New Independent Accountants.

                  (i) Effective March 17, 2003, the Registrant engaged the accounting firm of Jewett, Schwartz & Associates ("JEWETT") as the Registrant's new independent accountants to audit the Registrant's financial statements for the fiscal year ending December 31, 2002.








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
                  (ii) The Registrant has not consulted with JEWETT during the last two years or subsequent interim period up to and including the date JEWETT was engaged on either the application of accounting principles or type of opinion JEWETT might issue on the Registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (c)      Exhibits

                  16.1     Letter of Jaffe, Kaufman & Sarbey, LLC pursuant to
                           Item 304 of Regulation S-B.










































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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALEC BRADLEY CIGAR CORPORATION


                                        By: /s/ Alan Rubin
                                           -----------------------------------
                                           Alan Rubin, Chief Executive Officer

DATED: March 17, 2003









































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